UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2018

Naked Brand Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37662	99-0369814
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

180 Madison Avenue, Suite 1505, New York, New York, 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212.851.8050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2018, Naked Brand Group, Inc. (“Naked”) entered into Amendment No. 2 (the “Amendment”) to Agreement and Plan of Reorganization, dated May 25, 2017, as amended (the “Merger Agreement”), by and among Bendon Limited, a New Zealand limited company (“Bendon”), Bendon Group Holdings Limited, an Australia limited company (“Holdco”), Naked Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Holdco, and, solely for the purposes of Sections 2.28 and 5.18(b) of the Merger Agreement, Bendon Investments Ltd., a New Zealand company and the owner of a majority of the outstanding shares of Bendon. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Merger Agreement.

The Amendment amended the Merger Agreement to reflect, among other things, the following:

•	The holders of the Naked Common Stock shall receive a number of Holdco Ordinary Shares so that upon the Closing, such holders will hold approximately 9.0% of the outstanding Holdco Ordinary Shares on a fully diluted basis, subject to certain adjustments set forth in the Merger Agreement.
•	Modifications to (i) the Per Share Stock Consideration, (ii) the adjustment provisions relating to Naked Closing Net Assets and Bendon Closing Net Debt, (iii) provisions relating to the conversion and assumption by Holdco of Naked Derivative Securities and (iv) the weighted average conversion price of Bendon Convertible Notes below which the Principal Shareholder is required to surrender Holdco Ordinary Shares in certain events, all which modifications resulted from certain capital structure changes at Holdco necessary for Holdco to satisfy initial listing requirements of the Nasdaq Capital Market.
•	Bendon shall pay to Naked, on a monthly basis until the Closing, an amount equal to Naked’s net operating loss for each such month (or portion thereof).
•	Naked is permitted to solicit alternative transactions if the Closing is not competed before the Outside Date or if Bendon fails to make the payments described above.
•	The extension of the Outside Date to April 28, 2018, subject to certain events that may extend such date to a date no later than May 7, 2018. In the event the Merger is not consummated before the Outside Date, either party may terminate the Merger Agreement subject to the satisfaction of certain conditions.
•	Naked would be required to issue 2,500,000 shares of its common stock in the event Bendon terminates the Merger Agreement if the Merger fails to occur on or before the Outside Date and such failure resulted from a material breach by Naked of its obligations under the Merger Agreement. Previously, the Merger Agreement provided that such shares would be issuable if the Merger was not consummated primarily as a result of actions or omissions by Naked. Also, the Amendment modified the Merger Agreement to eliminate the delisting of the Naked Common Stock from Nasdaq as an event that would trigger the issuance of such shares.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 2.1, which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 21, 2018, Naked and Bendon issued a joint press release announcing the execution of the Amendment (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 2 to Agreement and Plan of Reorganization, dated February 21, 2018.*

99.1	Press Release, dated February 21, 2018.**

* The exhibit to this Exhibit has been omitted in accordance with Regulation S-K Item 601(b)(2). Naked agrees to furnish supplementally a copy of the omitted exhibit to the SEC upon its request.

** Furnished herewith.

Additional Information and Where to Find It

As permitted by the Jumpstart Our Business Startups Act of 2012, or JOBS Act, Holdco has confidentially submitted the Registration Statement to the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to holders of the Naked’s common stock in connection with the solicitation by Naked of proxies for the vote by the stockholders on the business combination and the prospectus to be delivered by Holdco in connection with the distribution of its securities to such holders. The proxy statement/prospectus will be mailed to stockholders of Naked as of a record date to be established for voting on the proposed business combination. Such documents are not currently available and will not be available until the SEC completes its review of the Registration Statement. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS COMBINATION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NAKED, BENDON AND HOLDCO AND THE PROPOSED BUSINESS COMBINATION. Stockholders will also be able to obtain copies of the Registration Statement which includes the proxy statement/prospectus and other relevant materials containing important information about Naked, Bendon and Holdco, without charge, once publicly filed and available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Naked Brand Group Inc., 180 Madison Avenue, Suite 1505, New York, New York, 10016, Attention: Investor Relations; and/or on Bendon’s website at www.bendongroup.com or by directing a written request to Bendon Limited, 8 Airpark Drive, Airport Oaks, Auckland 2022, New Zealand or by emailing lucy.martyn@bendon.com.

Participants in the Solicitation

This is not a solicitation of a proxy from any investor or security holder. Naked and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Naked’s stockholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Merger of Naked’s directors and officers in Naked’s filings with the SEC. Additional information regarding the directors and executive officers of Naked is also included in Naked’s Annual Report on Form 10-K for the year ended January 31, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Naked’s shareholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus for the proposed Merger when available. This document will be available free of charge at the SEC’s web site (www.sec.gov) and from Naked’s Investor Relations department at the address described above.

No Offer or Solicitation

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Current Report on Form 8-K, other than purely historical information, including estimates, projections and statements relating to Naked’s or Bendon’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in or incorporated by reference into this communication regarding strategy, future operations, future transactions, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements regarding: Holdco’s anticipated listing on the Nasdaq Capital Market in connection with the closing of the proposed business combination; the public filing and effectiveness of the proxy statement/prospectus; and the completion of the proposed business combination; expectations regarding the capitalization, resources and ownership structure of Holdco; the adequacy of Holdco’s capital to support its future operations; Naked’s and Bendon’s plans, objectives, expectations and intentions; the nature, strategy and focus of the combined company; the executive and board structure of Holdco; and expectations regarding voting by Naked’s stockholders. Naked, Bendon and/or Holdco may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability of Naked, Holdco and Bendon to consummate the transaction contemplated by the Merger Agreement, the risk that one or more of the conditions to closing contained in the Merger Agreement may not be satisfied, including, without limitation, the receipt of stockholder approval of the Naked stockholders, the effectiveness of the Registration Statement or the listing of Holdco’s ordinary shares on the Nasdaq Capital Market, the risk that the parties may otherwise be unable to consummate the proposed business combination, and the risk that competing offers or acquisition proposals will be made. Naked, Bendon and Holdco disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By:	/s/ Carole Hochman
Carole Hochman
Chief Executive Officer

Date: February 21, 2018